UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2023

EAGLE FINANCIAL SERVICES, INC.

(Exact name of Registrant as Specified in Its Charter)

Virginia	0-20146	54-1601306
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 East Main Street
Berryville, Virginia		22611
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (540) 955-2510

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

An Annual Meeting of Shareholders of Eagle Financial Services, Inc. (the “Company”) was held on May 16, 2023, for the purpose of considering and acting upon the following matters:

1.
To elect three (3) Directors, Brandon C. Lorey, Douglas C. Rinker and John D. Stokely, Jr. each for a term of three (3) years.
2.
To ratify the appointment of Yount, Hyde & Barbour, P.C., as our independent registered public accounting firm for the year ending December 31, 2023.
3.
To approve the Eagle Financial Services, Inc. 2023 Stock Incentive Plan.

The final voting results for each proposal, including the votes for and against, and any withheld, abstained, or broker non-votes, are described below.

Proposal 1 – Election of Directors

The Company’s shareholders elected all three nominees for director. For each nominee, the votes cast for and against, as well as withheld and broker non-votes, were as follows:

	For	Withheld	Broker Non-Vote
Brandon C. Lorey	1,631,324	1,440	717,230

Douglas C. Rinker	1,618,560	14,204	717,230

John D. Stokely, Jr.	1,630,124	2,640	717,230

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s shareholders approved the ratification of the Audit Committee’s selection of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2023. The votes cast for and against this proposal, as well as the votes abstained, were as follows:

For	Against	Abstain
2,289,608	2,063	58,323

Proposal 3 – Approval of Eagle Financial Services, Inc. 2023 Stock Incentive Plan

The Company’s shareholders approved the Eagle Investment Services, Inc. 2023 Stock Incentive Plan. The votes cast for and against this proposal, as well as the votes abstained and broker non-votes, were as follows:

For	Against	Abstain	Broker Non-Votes
1,457,499	160,710	14,555	717,230

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
No.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eagle Financial Services, Inc.

Date:	May 18, 2023	By:	/s/ KATHLEEN J. CHAPPELL
Kathleen J. Chappell Executive Vice President and CFO